UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 27, 2016

THE LGL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-00106	38-1799862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL		32804
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code: (407) 298-2000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 27, 2016, The LGL Group, Inc. (the "Company"), issued a press release announcing the appointment of Robert Mamazza, Ph.D. to President and Chief Executive Officer of the Company's primary subsidiary, M-tron Industries, Inc., effective October 1, 2016, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
99.1	Press release dated September 27, 2016.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 28, 2016	THE LGL GROUP, INC.

	By:	/s/ Patti A. Smith
		Name:	Patti A. Smith
		Title:	Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press release dated September 27, 2016.